Exhibit 99.2.1

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY GEOPROMINING LTD. TO PURCHASE ALL OUTSTANDING COMMON SHARES OF STERLITE GOLD LTD.

LETTER OF TRANSMITTAL

for Deposits of Shares of

STERLITE GOLD LTD.

pursuant to the Offer dated August 22, 2007 made by

GEOPROMINING LTD.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 12:01 A.M. (TORONTO TIME)
ON SEPTEMBER 27, 2007, UNLESS EXTENDED OR WITHDRAWN (THE “EXPIRY TIME”).
SEE “TIME FOR ACCEPTANCE” IN SECTION 2 OF THE OFFER.

USE THIS LETTER OF TRANSMITTAL IF:

1.  YOU ARE DEPOSITING ONE OR MORE SHARE CERTIFICATES; OR

2.  YOU PREVIOUSLY DEPOSITED SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal or a manually executed facsimile copy thereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany the certificates representing the common shares (the “Shares”) of Sterlite Gold Ltd. (“Sterlite Gold”) deposited pursuant to the offer (as it may be amended from time to time, the “Offer”) dated August 22, 2007 made by GeoProMining Ltd. (the “Offeror”), to holders of Shares (“Shareholders”). Shareholders may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”, provided that the confirmation of a book-entry transfer of Shares into the account of Equity Trust & Transfer Company (the “Depositary”) at the Canadian Depository for Securities Limited (‘‘CDS’’) is received by the Depositary at its office in Toronto, Ontario, Canada prior to the Expiry Time.

Shareholders whose certificates are not immediately available or who are unable to deliver their certificates and all other required documents to the Depositary at or prior to the Expiry Time may deposit such Shares according to the procedure for guaranteed delivery set forth in Section 3 of the Offer by using the accompanying Notice of Guaranteed Delivery. See Instruction 2 in this Letter of Transmittal, “Procedures for Guaranteed Delivery”.

The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and accompanying Circular (the “Circular”) dated August 22, 2007 have the meanings ascribed to them in the Offer and the Circular.

The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL, “U.S. SHAREHOLDERS AND FORM W-9”.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:                         GEOPROMINING LTD.

AND TO:                                    EQUITY TRANSFER & TRUST COMPANY, as depositary

The undersigned delivers to you the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES DEPOSITED

(Please print or type. If space is insufficient, please attach a list in the form below.)

Certificate Number(s)	Name in which Registered (Please fill in exactly as name(s) appear(s) on certificate(s))	Number of Shares Represented by Certificate	Number of Shares Deposited*

TOTAL:

*    Unless otherwise indicated, the total number of Shares evidenced by all certificates delivered will be deemed to have been deposited. Refer to Instruction 7 of this Letter of Transmittal, “Partial Tenders”.

The undersigned:

1.                acknowledges receipt of the Offer and the Circular and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up Shares deposited by the undersigned pursuant to this Letter of Transmittal, in accordance with the terms and conditions of the Offer;

2.                delivers to you the enclosed certificate(s) representing Shares (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance — Acceptance by Book-Entry Transfer”) and, subject only to the rights of withdrawal set out in the Offer, irrevocably accepts the Offer for and in respect of those Shares that are being deposited under the Offer as indicated under the heading “Description of Shares Deposited” set out above in this Letter of Transmittal (the “Deposited Securities”) and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror, effective from and after the date that the Offeror takes up such Shares, all right, title and interest in and to the Deposited Securities, including any and all rights and benefits arising from the Deposited Securities, including, without limitation, any and all dividends, distributions, payments, securities, property or other interests which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Securities or any of them on and after the date of the Offer, other than any cash dividend, distribution or payment in respect of which a reduction in the Offered Consideration is made, if any, pursuant to the terms of the Offer, but including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, “Distributions”);

3.                represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Securities (and any Distributions); (ii) the Deposited Securities (and any Distributions) have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities (or Distributions), to any other person; (iii) the deposit of the Deposited Securities (and any Distribution) complies with applicable laws; and (iv) when the Deposited Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereto (and to any Distributions) free and clear of all liens, restrictions, charges, encumbrances, claims, equities, and rights of others;

4.                agrees that if, on or after the date of the Offer, Sterlite Gold should divide, combine, reclassify, consolidate, convert or otherwise change any of the Shares or its capitalization, or disclose that it has taken or intends to take any such action, the Offeror may, in its sole discretion and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer, make such adjustments as it considers appropriate to the Offered Consideration and the other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amounts payable therefor) to reflect that division, combination, reclassification, consolidation, conversion or other change;

5. directs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, (i) to issue or cause to be issued a cheque payable in Canadian dollars (except for payments in excess of $25 million, which will be made by wire transfer) representing the cash payment for the Deposited Securities to which the undersigned is entitled under the Offer, unless otherwise directed in this Letter of Transmittal, in the name of the registered holder of the Shares and to send such cheque by ordinary uninsured (first class) mail, to the address indicated herein, or to hold the same for pick-up, as indicated herein, and (ii) to return any certificates for Shares not deposited to or purchased under the Offer by either (a) sending new certificates representing Shares not purchased or by returning the deposited certificates (and other relevant documents) by ordinary uninsured (first class) mail to the address indicated herein in Block B hereof, or (b) in the case of Shares deposited by book-entry transfer of such Shares pursuant to the procedures set forth in “Manner of Acceptance — Acceptance by Book-Entry Transfer” in Section 3 of the Offer, such Shares will be credited to the depositing holder’s account maintained with CDS (and, in the case of both (i) and (ii) above, if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as shown on the appropriate registers maintained by Sterlite Gold or Sterlite Gold’s transfer agent). The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary on the purchase price of the Deposited Securities purchased by the Offeror, regardless of any delay in making such payment;

6.                waives any right to receive notice of purchase of the Deposited Securities;

7.                irrevocably approves, constitutes and appoints the Offeror and any other person designated by the Offeror in writing as the true and lawful agent, attorney, attorney-in-fact and proxy of the undersigned with respect to (i) the Deposited Securities; and (ii) any and all Distributions which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Securities on or after the date of the Offer (other than any cash, dividend, distribution or payment in respect of which a reduction in the Offered Consideration is made, if any, pursuant to the terms of the Offer), effective from and after the Effective Time, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), in the name of and on behalf of such Shareholder: (a) to register or record the transfer and/or cancellation of such Deposited Securities and Distributions consisting of securities on the appropriate register maintained by Sterlite Gold or its transfer agent; (b) for so long as any Deposited Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, to vote any or all Deposited Securities, to execute and deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Deposited Securities and Distributions, to revoke any such instrument, authorization or consent given prior to or after the Effective Time, to designate in such instrument, authorization or consent and/or designate in any such instruments of proxy any person or persons as the proxy of such Shareholder in respect of the Deposited Securities and Distributions for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of Sterlite Gold or any other issuer, as applicable other than the right to vote any or all Deposited Securities relating to the appointment of auditors and the election of directors at a meeting; (c) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing Distributions that may be payable to or to the order of, or endorsed in favour of, such Shareholder and/or designate in any such instruments of proxy any person(s) as the proxy or the proxy nominee(s) of the Shareholder in respect of such Distributions for all purposes; and (d) to exercise any other rights of a holder of Deposited Securities and Distributions with respect to such Deposited Securities and Distributions;

8.                revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities or any Distributions and agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited Securities or any Distributions by or on behalf of the undersigned unless the Deposited Securities are not taken up and paid for under the Offer or are withdrawn in accordance with “Right to Withdraw Deposited Shares” in Section 7 of the Offer. The undersigned also agrees not to vote any of the Deposited Securities or any Distributions at any meeting (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of Sterlite Gold or any other issuer, as applicable, and not to exercise any of the other rights or privileges attached to the Deposited Securities or any Distributions, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of the Deposited Securities and/or Distributions, and to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offeror as the proxy of the holder of the Deposited Securities and/or Distributions. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Deposited Securities and/or Distributions with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto. Notwithstanding the foregoing, nothing in this paragraph prevents the undersigned from exercising its right to vote any or all Deposited Securities relating to the appointment of auditors and the election of directors at a meeting of Sterlite Gold;

9.                agrees that if, on or after the date of the Offer, Sterlite Gold should declare, make, set aside, or pay any dividend or other distribution or declare, make or pay any other distribution or payment on, or declare, allot, reserve or issue, any securities, rights or other interests with respect to any Share that is payable or distributable to Shareholders on a record date that is prior to the date of transfer into the name of the Offeror or its nominee or transferee on the register of Shareholders maintained by Sterlite Gold or its transfer agent of such Share following acceptance thereof for purchase pursuant to the Offer, then (and without prejudice to the Offeror’s rights under Section 4 of the Offer entitled “Conditions of the Offer”): (i) in the case of any such cash dividend, distribution or payment, the amount of the dividends, distributions or payments shall be received and held by the undersigned for the account of the Offeror until the Offeror pays for such Shares, and to the extent that such dividends, distributions or payments do not exceed the purchase price per Share payable in cash by the Offeror pursuant to the Offer, the purchase price per Share payable by the Offeror pursuant to the Offer in cash will be reduced by the amount of any such dividend, distribution or payment, and (ii) in the case of any such cash dividend, distribution or payment that exceeds the purchase price per Share payable in cash by the Offeror pursuant to the Offer, or in the case of any non-cash dividend, distribution, payment right or other interest, the whole of any such dividend, distribution, payment right or other interest will be received and held by the undersigned for the account of the Offeror and shall be required to be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion;

10.          covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Securities and any Distributions to the Offeror;

11.        acknowledges that all authority conferred or agreed to be conferred by the undersigned herein is, to the maximum extent permitted by law, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the maximum extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned;

12.        by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to the validity, form, eligibility (including timely receipt) and acceptance and withdrawal of Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion and that such determination shall be final and binding and, shall be deemed to have acknowledged that (i) the Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction, (ii) the Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Shares, (iii) there shall be no duty or obligation of the Offeror, the Depositary, or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice, (iv) the Offeror’s interpretation of the terms and conditions of the Offer, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery will be final and binding, and (v) the Offeror reserves the right to permit the Offer to be accepted in a manner other than as set out in the Offer; and

13.        by reason of the use of an English language form of Letter of Transmittal, shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une version anglaise de la présente lettre de transmission, le soussigné est réputé avoir demandé que tout contrat attesté par l’offre, telle qu’elle est acceptée au moyen de cette lettre de transmission, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A PAYMENT INSTRUCTIONS	BLOCK B DELIVERY INSTRUCTIONS
ISSUE CHEQUE IN THE NAME OF:	SEND CHEQUE (UNLESS BLOCK C BELOW IS CHECKED), TO:
(Please print or type)	(Please print or type)

☐ Same as address in Block A or to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal (or Zip) Code)	(Country and Postal (or Zip) Code)

(Telephone — Business Hours)	(Telephone — Business Hours)

(Social Insurance, Social Security Number or Tax Identification Number)	(Social Insurance, Social Security Number or Tax Identification Number)

BLOCK C
SPECIAL PICK-UP INSTRUCTIONS

☐	Hold cheque for pick-up.
(Please check here if applicable)

BLOCK E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY (See Instruction 2)

☐ Check here if Shares are being deposited pursuant to the Notice of Guaranteed Delivery sent to the Toronto, Ontario, Canada office of the Depositary and complete the following (Please print or type)

Name of Registered Holder Date of Guaranteed Delivery

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

BLOCK D STATUS AS U.S. SHAREHOLDER (See Instruction 9)

A “U.S. Shareholder” is any shareholder that is either (A) providing an address in Block B which is located within the United States or any territory or possession thereof or (B) a United States person for United States federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:

☐ The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐ The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 ATTACHED HERETO, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

SHAREHOLDER SIGNATURE

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Dated:

Signature guaranteed by (if required under Instruction 4 to this Letter of Transmittal, “Guarantee of Signatures”):

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal, “Fiduciaries Representatives and Authorizations”)

Name of Guarantor (Please print or type)	Name of Shareholder or Authorized Representative (Please print or type)

Address of Guarantor (Please print or type)	Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

Additional Signatures for Joint Shareholders (if required)
Dated:

Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal, “Fiduciaries Representatives and Authorizations”)

Name of Shareholder or Authorized Representative (Please print or type)

Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

INSTRUCTIONS

1.   Use of Letter of Transmittal

(a)       This Letter of Transmittal (or manually signed facsimile copy hereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying certificate(s) representing the deposited Shares (or, alternatively, a book entry transfer for Shareholders accepting the offer by following the procedures for book entry transfer established by CDS, provided that a book-entry confirmation through CDSX is received by the Depositary) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be received by the Depositary at its offices in Toronto, Ontario as specified on the back page of this Letter of Transmittal at or before 12:01 a.m. (Toronto time) on September 27, 2007, being the Expiry Time, or such later time or times and date or dates to which the Offer may be extended, unless the Offer is withdrawn or unless the procedures for guaranteed delivery set out in Instruction 2 below, “Procedures for Guaranteed Delivery”, are employed. Shareholders accepting this Offer using book-entry transfer must ensure that the required confirmations are sent to the Depositary at its offices in Toronto, Ontario.

(b) The method of delivery of this Letter of Transmittal, the certificate(s) representing the deposited Shares and all other required documents, is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents have been physically received by the Depositary at its office in Toronto, Ontario as specified herein. The Offeror recommends that such documents be delivered by hand to the Depositary, and a receipt be obtained therefor, or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary prior to the Expiry Time. Shareholders whose Shares are registered in the name of a nominee should contact their stockbroker, investment dealer, bank, trust company or other nominee for assistance in depositing the Shares.

2.   Procedures for Guaranteed Delivery

If a Shareholder wishes to deposit Shares pursuant to the Offer and: (i) the certificate(s) representing the Shares are not immediately available; or (ii) such Shareholder cannot deliver such certificate(s) and all other required documents to the Depositary prior to the Expiry Time, such Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:

(a)      such deposit is made by or through an Eligible Institution (as defined below);

(b)      a properly completed and duly executed Notice of Guaranteed Delivery (printed on pink paper) in the form accompanying the Offer (or a manually signed facsimile copy thereof), together with a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary prior to the Expiry Time at its office in Toronto, Ontario; and

(c)      the certificate(s) representing the deposited Shares, in proper form for transfer, together with a Letter of Transmittal (or a manually signed facsimile copy thereof), properly completed and executed, and all other documents required by the Letter of Transmittal, are received by the Depositary prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time. To constitute delivery for the purpose of satisfying a guaranteed delivery, the Letter of Transmittal and accompanying share certificate(s) must be delivered to the Depositary at its office in Toronto, Ontario in accordance with the terms hereof.

The Notice of Guaranteed Delivery may be delivered by hand or courier or transmitted by facsimile transmission or mail to the Depositary at its office in Toronto, Ontario and must include a guarantee by an Eligible Institution in the manner set forth in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying certificates and other required documents to any office other than the Toronto, Ontario office of the Depositary does not constitute delivery for purposes of satisfying the guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.   Signatures

This Letter of Transmittal must be completed and executed by the holder of Shares accepting the Offer or by such holder’s duly authorized representative (in accordance with Instruction 5, “Fiduciaries, Representatives and Authorizations” below).

(a)      If this Letter of Transmittal is executed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned or held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)      If this Letter of Transmittal is executed by a person other than the registered owner(s) of the accompanying certificate(s) or if the cheque(s) are to be issued or delivered to a person other than the registered owner(s), or if certificates representing Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by Sterlite Gold or Sterlite Gold’s transfer agent:

(i)                such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)           the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4, “Guarantee of Signatures”, below.

4.   Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Shares, if the cheque(s) are to be issued or delivered to a person other than such registered owner(s), or if certificates representing Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by Sterlite Gold or Sterlite Gold’s transfer agent, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any certificate or share transfer power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such person’s authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of such authority or any other additional documentation.

6.  Delivery Instructions

If any cheque(s) are to be sent to or, in respect of partial deposits of Shares, certificates representing Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Block A of this Letter of Transmittal, entitled “Payment Instructions”, then Block B of this Letter of Transmittal, entitled “Delivery Instructions”, should be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the Shareholder register of Sterlite Gold. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered on the date of mailing.

7.   Partial Tenders

If less than the total number of Shares evidenced by any certificate submitted is to be deposited under the Offer, fill in the number of Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Shares not deposited will be sent to the registered holder as soon as is practicable following the Expiry Time. The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

8.   Solicitation

Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing Block E on this Letter of Transmittal and present a list of beneficial holders, if applicable.

9.   U.S. Shareholders and Substitute Form W-9

United States federal income tax law generally requires that a Shareholder (other than a corporation) that is a United States person for U.S. federal income tax purposes (a “U.S. Shareholder”) who receives cash in exchange for Shares must provide the Depositary with his or her correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder.

Backup withholding is not an additional United States income tax. Rather, the United States federal  income tax liability of persons subject to backup withholding will be reduced by the amount of backup withholding tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided the required information is furnished to the Internal Revenue Service.

To prevent backup withholding, each U.S. Shareholder must provide his or her correct TIN by completing the “Substitute Form W-9” attached to this document, which requires such holder to certify under penalties of perjury: (i) that the TIN provided is correct (or that such holder is awaiting a TIN); (ii) that the holder is not subject to backup withholding because: (a) the holder is exempt from backup withholding; (b) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (iii) that the holder is a U.S. person (including a U.S. resident alien).

Exempt holders (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt holder must complete the Substitute Form W-9, check the “Exempt from backup withholding” box on such form, and sign and date the form. See the instructions in the attached Substitute Form W-9 for additional instructions.

If Shares are held in more than one name or are not in the name of the actual owner, consult the instructions in the attached Substitute Form W-9 for information on which TIN to report.

If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the instructions in the attached Substitute Form W-9 for instructions on applying for a TIN; (ii) write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 attached to this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for U.S. federal income tax purposes, such holder will instead need to submit a properly completed IRS Form W-8 BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalty of perjury. A copy of IRS Form W-8 BEN may be requested from the Depositary.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, AN IRS FORM W-8 BEN, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

Failure to furnish TIN –If a U.S. Shareholder fails to furnish the correct TIN, such holder could be subject to a penalty of US$ 50 for each such failure unless the failure is due to reasonable cause and not to willful neglect.

10.   Miscellaneous

(a)      If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and numbers of Shares may be included in a separate signed list affixed to this Letter of Transmittal.

(b)     If Shares are registered in different forms (e.g. “Joe Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)    No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a manually executed facsimile copy hereof) waive any right to receive any notice of acceptance of Shares for payment.

(d)   The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

(e)    All questions as to the validity, form, eligibility (including timely receipt) and acceptance and withdrawal of Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion. Depositing Shareholders agree that such determination shall be final and binding. The Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Shares. There shall be no duty or obligation of the Offeror, the Depositary, or any other person to give notice of any defects or irregularities in any deposit or withdrawal and no liability shall be incurred by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery will be final and binding. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

(f)      Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary.

(g)   Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

11. Lost Certificates

If a share certificate has been lost, mutilated, mislaid or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office in Toronto, Ontario listed herein. The Depositary will forward such letter to the transfer agent for the Shares so that the transfer agent may provide replacement instructions. If a share certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Shares may contact you. If your share certificate has been lost or destroyed, you must take the foregoing action sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Offer prior to the Expiry Time.

12. Assistance

The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR THE SHARES BEING DEPOSITED SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRY TIME.

SUBSTITUTE FORM W-9

TO BE COMPLETED ONLY BY

SHAREHOLDERS THAT ARE U.S. SHAREHOLDERS

SUBSTITUTE

Form W-9

Department of the Treasury

International Revenue Services

Payer’s Request for

Taxpayer Identification Number

(“TIN”) and Certification

Check appropriate box

☐  Individual/sole proprietor

☐  Corporation

☐  Partnership

☐  Other

Part 1 — PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN WRITE “APPLIED” AND CERTIFY BY SIGNING AND DATING BELOW):

TIN

(Social Security Number or Employer Identification Number)

Part 2 — For Payees Exempt From Backup Withholding (see Instructions)

☐   Exempt from backup withholding

Part 3 — Certification — Under penalties of perjury, I certify that:

(1)           The number shown on this form is my correct TIN (or I am  waiting for a number to be issued to me), and

(2)           I am not subject to backup withholding because (a) I am  exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)           I am a U.S. person (including a U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

NAME

ADDRESS

SIGNATURE

DATE

(1)   You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

3.             I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Centre or Social Security Administration Office (or I intend to mail or deliver an application in the near future).  I understand that if I do not provide a taxpayer identification number to the Payer at the time of payment, the Payer is required to withhold 28 percent of all payments reportable made to me thereafter until I provide a number.

SIGNATURE	DATE

NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER INDENTIFICATION NUMBER OR SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

4.             GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen:  i.e., 00-000100.  The table below will help you determine the number to give the payer.

	For this type of account:	Give the SOCIAL SECURITY number of —

1.	Individual	The individual:

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals (1):

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2):

4. a)	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1):

4. b)	So called trust account that is not a legal or valid trust under state law.

5.	Sole proprietorship or single-owner LLC	The owner (3):

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

6.	Sole proprietorship or single-owner LLC	The owner (3):

7.	A valid trust, estate, or pension trust	The legal entity (4):

8.	Corporate or LLC electing corporate status on Form 8832	The corporation or LLC:

9.	Association, club, religious, charitable, educational or other	The organization tax-exempt organization:

10.	Partnership or multi-member LLC	The partnership:

11.	A broker or registered nominee	The broker or nominee:

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity:

(1)          List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)          Circle the minor’s name and furnish the minor’s Social Security number.

(3)          You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your Social Security number or Employer Identification number (if you have one).

(4)          List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately.  To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or on-line at www.sa.gov/online/ss5.html.  You may also obtain this form by calling 1-800-772-1213.  Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an ITIN.

You can obtain Forms W-7 and SS-4 by calling 1-800-TAX-FORM (1-800-829-3676) or from IRS Web Site at www.irs.gov.

Payees Exempt from Backup Withholding

5.                                      Payees specifically exempted from backup withholding on ALL payments include the following:

•                  An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(0(2).

•                  The U.S. or any of its agencies or instrumentalities.

•                  A state, the District of Columbia, a possession of the U.S., or any political subdivision or instrumentality thereof.

•                  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•                  An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•                  A corporation.

•                  A financial institution.

•                  A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•                  A futures commission merchant registered with the Commodity Futures Trading Commission.

•                  A middleman known in the investment community as a nominee or custodian.

•                  A dealer in securities or commodities required to register in the U.S. the District of Columbia or a possession of the U.S.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under Section 584(a) of the Code.

•                  An entity registered at all times during the tax year under the Investment Company Act of 1940.

•                  A foreign central bank of issue.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX “EXEMPT FROM BACKUP WITHHOLDING” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding.  For details, see the regulations under Sections 6041, 6041A (2), 6045 and 6050A of the Code and the regulations promulgated thereunder.

Privacy Act Notice — Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS.  The IRS uses the numbers for identification purposes.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1)                                 Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)                                 Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)                                 Criminal Penalty for Falsifying Information.  Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:
EQUITY TRANSFER & TRUST COMPANY

By Mail	By Registered Mail, Hand or by Courier	By Facsimile Transmission

Equity Transfer & Trust Company 200 University Avenue Suite 400 Toronto, Ontario M5H 4H1	Equity Transfer & Trust Company 200 University Avenue Suite 400 Toronto, Ontario M5H 4H1	Facsimile Number: (416) 361-0470

Telephone: (416) 342-1091 E-Mail: investor@equitytransfer.com

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.